UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2007

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On October 4, 2007, PPL Electric Utilities Corporation (“PPL Electric”) issued a press release announcing the Pennsylvania Public Utility Commission’s (“PUC”) approval of the results of PPL Electric’s second solicitation for generation supply in 2010 for retail customers who do not choose an alternative competitive supplier.   With four solicitations remaining to complete the 2010 electricity supply procurement, PPL Electric has thus far committed to purchase one-third of its expected electricity supply needs in 2010 for residential, small commercial and small industrial customers.  A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	-	Press release, dated October 4, 2007, announcing PUC approval for PPL Electric’s purchase of electricity generation supply in 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ J. Matt Simmons, Jr.
J. Matt Simmons, Jr. Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ J. Matt Simmons, Jr.
J. Matt Simmons, Jr. Vice President and Controller

Dated:  October 4, 2007